CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Shelby Phillips, General Manager and Chief Executive Officer, and Janet Robinson, Principal Accounting Officer of Mimbres Valley Farmers Association, Inc. (the "Company") each certify in his or her capacity as an officer of the Company that he or she has reviewed the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended December 31, 2003 and that to the best of his or her knowledge:

     1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

     2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The  purpose  of  this  statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


February  13,  2004               /s/  Shelby  Phillips
Date                                   Shelby  Phillips
                                       President  and  Chief  Executive  Officer


February  13,  2004               /s/  Janet  Robinson
Date                                   Janet  Robinson
                                       Chief  Financial  Officer